                                                                   EXHIBIT 99(C)

                       AMERICAN HONDA FINANCE CORPORATION
         Annual Statement to Certificateholder -- Honda Auto Receivables
                               2000-1 Owner Trust
                          04/01/2002 THROUGH 03/31/2003


I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
  (A) Total Portfolio Balance                                                             $1,100,025,487.15
  (B) Total Securities Balance                                                            $1,100,025,487.15
  (C) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                           $298,000,000.00
    (ii)  Class A-1 Notes Percentage (C(i)/IB)                                                       27.09%
    (iii) Class A-1 Notes Rate                                                                     6.71125%
    (iv)  Class A-1 Notes Accrual Basis                                                          Actual/360
  (D) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                           $240,000,000.00
    (ii)  Class A-2 Notes Percentage (D(i)/IB)                                                       21.82%
    (iii) Class A-2 Notes Rate                                                                       6.650%
    (iv)  Class A-2 Notes Accrual Basis                                                              30/360
  (E) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                           $386,000,000.00
    (ii)  Class A-3 Notes Percentage (E(i)/B)                                                        35.09%
    (iii) Class A-3 Notes Rate                                                                       6.620%
    (iv)  Class A-3 Notes Accrual Basis                                                              30/360
  (F) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                           $129,270,000.00
    (ii)  Class A-4 Notes Percentage (F(i)/B)                                                        11.75%
    (iii) Class A-4 Notes Rate                                                                       6.670%
    (iv)  Class A-4 Notes Accrual Basis                                                              30/360
  (G) Certificates
    (i)   Certificates Balance                                                               $46,755,487.15
    (ii)  Certificates Percentage (G(i)/B)                                                            4.25%
    (iii) Certificates Rate                                                                          6.670%
    (iv)  Certificates Accrual Basis                                                                 30/360
  (H) Servicing Fee Rate                                                                              1.00%
  (I) Portfolio Summary
    (i)   Weighted Average Coupon (WAC)                                                               6.85%
    (ii)  Weighted Average Original Maturity (WAOM)                                                   55.72 months
    (iii) Weighted Average Remaining Maturity (WAM)                                                   45.35 months
    (iv)  Number of Receivables                                                                      87,294
  (J) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                                  0.50%
    (ii)  Reserve Account Initial Deposit                                                     $5,500,127.44
    (iii) Specified Reserve Account Percentage                                                        0.75%
    (iv)  Specified Reserve Account Balance                                                   $8,250,191.15

  (K) Yield Supplement Account Deposit                                                       $23,950,083.32

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
  (A) Total Portfolio Balance                                                               $503,681,861.93
  (B) Total Securities Balance                                                              $503,681,861.93
  (C) Cumulative Note and Certificate Pool Factor                                                 0.4578820
  (D) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                                     $0.00
    (ii)  Class A-1 Notes Pool Factor                                                             0.0000000
    (iii) Class A-1 Notes Interest Carryover Shortfall                                                $0.00
    (iv)  Class A-1 Notes Principal Carryover Shortfall                                               $0.00
  (E) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                                     $0.00
    (ii)  Class A-2 Notes Pool Factor                                                             0.0000000
    (iii) Class A-2 Notes Interest Carryover Shortfall                                                $0.00

    (iv)  Class A-2 Notes Principal Carryover Shortfall                                               $0.00
  (F) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                           $340,269,378.14
    (ii)  Class A-3 Notes Pool Factor                                                             0.8815269
    (iii) Class A-3 Notes Interest Carryover Shortfall                                                $0.00
    (iv)  Class A-3 Notes Principal Carryover Shortfall                                               $0.00
  (G) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                           $129,270,000.00
    (ii)  Class A-4 Notes Pool Factor                                                             1.0000000
    (iii) Class A-4 Notes Interest Carryover Shortfall                                                $0.00
    (iv)  Class A-4 Notes Principal Carryover Shortfall                                               $0.00
  (H) Certificates
    (i)   Certificates Balance                                                               $34,142,483.79
    (ii)  Certificates Pool Factor                                                                0.7302348
    (iii) Certificates Interest Carryover Shortfall                                                   $0.00
    (iv)  Certificates Principal Carryover Shortfall                                             $13,559.12
  (I) Servicing Fee
    (i)   Servicing Fee Shortfall                                                                     $0.00
  (J) End of Prior Month Account Balances
    (i)   Reserve Account                                                                     $8,250,191.15
    (ii)  Yield Supplement Account                                                            $6,671,185.97
    (iii) Payahead Account                                                                      $186,240.87
    (iv)  Advances Outstanding                                                                  $219,313.34
  (K) Portfolio Summary as of End of Prior Year
    (i)   Weighted Average Coupon (WAC)                                                               6.92%
    (ii)  Weighted Average Remaining Maturity (WAM)                                                   29.44 months
    (iii) Number of Receivables                                                                      64,346
  (L) Note and Certificate Percentages
    (i)   Note Percentage                                                                            95.75%
    (ii)  Certificate Percentage                                                                      4.25%

III. INPUTS FROM THE MAINFRAME
------------------------------
  (A) Precomputed Contracts Principal
    (i)   Scheduled Principal Collections                                                     $3,829,639.34
    (ii)  Prepayments in Full                                                                 $1,506,364.21
    (iii) Prepayments in Full due to Repurchases                                                      $0.00
  (B) Precomputed Contracts Total Collections                                                 $5,837,264.99
  (C) Precomputed Interest Receivables Interest (B-
A((I)+(ii)+(iii)))                                                                              $501,261.44
  (D) Simple Interest Receivables Principal                                                              $0
    (i)   Principal Collections                                                             $189,075,128.00
    (ii)  Prepayments in Full                                                                $92,422,209.97
    (iii) Repurchased Receivables Related to Principal                                                $0.00
  (E) Simple Interest Receivables Interest
    (i)   Simple Interest Collections                                                        $24,575,836.06
  (F) Payment Advance for Precomputes
    (i)   Reimbursement of Previous Advances                                                    $229,206.55
    (ii)  Current Advance Amount                                                                $205,930.89
  (G) Interest Advance for simple Interest - Net                                              ($186,787.21)
  (H) Payahead Account
    (i)   Payments Applied                                                                      $452,299.72
    (ii)  Additional Payaheads                                                                  $402,333.96
  (I) Portfolio Summary as of End of Month
    (i)   Weighted Average Coupon (WAC)                                                               7.05%
    (ii)  Weighted Average Remaining Maturit(WAM)                                                     19.85 months
    (iii) Remaining Number of Receivables                                                            41,159


  (J) Delinquent Receivables                            # Units             Dollar Amount
                                                        -------             -------------

    (i)  31-60 Days Delinquent                         1,127    2.74%       $7,027,813.94  3.28%

    (ii) 61-90 Days Delinquent                           270    0.66%       $1,776,224.99  0.83%
    (ii) 91 Days or More Delinquent                       35    0.09%         $242,665.89  0.11%
  (K) Vehicles Repossessed During Collection Period       18    0.04%         $139,682.45  0.07%
  (L) Total Accumulated Repossessed Vehicles in
Inventory                                                 39    0.09%         $252,608.25  0.12%



IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
  (A) Collection Account Investment Income                                                            $0.00
  (B) Reserve Account Investment Income                                                         $122,566.89
  (C) Yield Supplement Account Investment Income                                                 $66,080.91
  (D) Trust Fees Expense                                                                          $5,500.00
  (E) Aggregate Net Losses for Collection Period                                                $964,421.56
  (F) Liquidated Receivables Information
    (i)  Gross Principal Balance on Liquidated
Receivables                                                                                   $2,800,736.39
    (ii) Liquidation Proceeds                                                                    551,098.75
    (ii) Recoveries from Prior Month Charge Offs                                              $1,285,216.08
  (G) Days in Accrual Period                                                                            365
  (H) Deal age                                                                                           30

                                                    COLLECTIONS

V. INTEREST COLLECTIONS
-----------------------
  (A) Total Interest Collections (III(C+E(i)-
F(i)+F(ii)+G)                                                                                $24,867,034.63

VI. PRINCIPAL COLLECTIONS
-------------------------
  (A) Principal Payments Received
(III(A((i)+(ii))+(D(i)+(ii)))                                                               $286,833,341.52
  (B) Liquidation Proceeds (IV(F(i)))                                                            551,098.75
  (C) Repurchased Loan Proceeds Related to Principal
(III(A(iii)+D(iii)))                                                                                   0.00
  (D) Recoveries from Prior Month Charge Offs
(IV(F(ii)))                                                                                    1,285,216.08
                                                                                   -------------------------
  (E) Total Principal Collections (A+B+C+D)
                                                                                             288,669,656.35

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS
---------------------------------------------
(V(A)+VI(E))                                                                                 313,536,690.98
--------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                $4,864,436.15
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                        318,401,127.13
-------------------------------------



                                                   DISTRIBUTIONS

X. FEE DISTRIBUTIONS
--------------------
  (A) Servicing Fee
    (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                       $3,590,821.35
    (ii)  Servicing Fee Paid                                                                  $3,590,821.35
                                                                                   -------------------------
    (iii) Servicing Fee Shortfall                                                                     $0.00
  (B) Reserve Account Investment Income (IV(B))
                                                                                                 122,566.89
  (C) Yield Supplement Account Investment Income
(IV(C))                                                                                           66,080.91
  (D) Trust Fees Expense (IV(D))
                                                                                                   5,500.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
  (A) Interest
    (i) Class A-1 Notes
       (a)   Class A-1 Notes Interest Due                                                             $0.00
       (b)  Class A-1 Notes Interest Paid                                                              0.00
                                                                                   -------------------------
       (c) Class A-1 Notes Interest Shortfall                                                         $0.00
    (ii) Class A-2 Notes
       (a)   Class A-2 Notes Interest Due                                                             $0.00
       (b)  Class A-2 Notes Interest Paid                                                              0.00
                                                                                   -------------------------
       (c) Class A-2 Notes Interest Shortfall                                                         $0.00
    (iii) Class A-3 Notes
       (a)   Class A-3 Notes Interest Due                                                    $13,360,162.35
       (b)  Class A-3 Notes Interest Paid                                                     13,360,162.35
                                                                                   -------------------------
       (c) Class A-3 Notes Interest Shortfall                                                       ($0.00)
    (iv) Class A-4 Notes
       (a)   Class A-4 Notes Interest Due                                                     $8,622,309.00
       (b)  Class A-4 Notes Interest Paid                                                      8,622,309.00
                                                                                   -------------------------
       (c) Class A-4 Notes Interest Shortfall                                                         $0.00
    (v) Total Note Interest
       (a)   Total Note Interest Due                                                         $21,982,471.35
       (b)  Total Note Interest Paid                                                          21,982,471.35
                                                                                   -------------------------
       (c) Total Note Interest Shortfall                                                            ($0.00)
       (d) Reserve Fund Withdrawn for Note Interest                                                   $0.00
Amount available for distributions after Fees & Interest (IX-
(X(A)(ii)-(D))-XI(A)(v)(b))                                                                  292,822,334.43
  (B) Principal
    (i) Noteholders' Principal Distribution Amounts                                         $277,324,629.59
    (ii) Class A-1 Notes Principal
       (a)   Class A-1 Notes Principal Due                                                             0.00
       (b)  Class A-1 Notes Principal Paid                                                             0.00
                                                                                   -------------------------
       (c) Class A-1 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (iii) Class A-2 Notes Principal
       (a)   Class A-2 Notes Principal Due                                                            $0.00
       (b)  Class A-2 Notes Principal Paid                                                            $0.00
                                                                                   -------------------------
       (c) Class A-2 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (iv) Class A-3 Notes Principal
       (a)   Class A-3 Notes Principal Due                                                  $277,324,629.59
       (b)  Class A-3 Notes Principal Paid                                                  $277,324,629.59
                                                                                   -------------------------
       (c) Class A-3 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (v) Class A-4 Notes Principal
       (a)   Class A-4 Notes Principal Due                                                            $0.00
       (b)  Class A-4 Notes Principal Paid                                                            $0.00
                                                                                   -------------------------
       (c) Class A-4 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (vi) Total Notes Principal
       (a)   Total Notes Principal Due                                                      $277,324,629.59
       (b)  Total Notes Principal Paid                                                       277,324,629.59
                                                                                   -------------------------
       (c) Total Notes Principal Shortfall                                                            $0.00
       (d) Reserve Fund drawn                                                                         $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
  Amount available for deposit into reserve account
                                                                                              15,497,704.84
  Amount deposited into reserve Account                                                                0.00
                                                                                   -------------------------
  Excess funds available to Certificateholders                                                15,497,704.84
                                                                                   -------------------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
(A) Interest
          (i)   Certificate Monthly Interest Due                                              $1,867,399.61
          (ii)   Certificate Interest Shortfall Beginning
Balance                                                                                               $0.00
                                                                                   -------------------------
          (iii)   Total Certificate Interest Due                                              $1,867,399.61
                                                                                   -------------------------
          (iv)  Certificate Interest Paid                                                     $1,867,399.61
                                                                                   -------------------------
          (v) Certificate Interest Shortfall Ending
Balance                                                                                               $0.00
(B) Principal
          (i)   Certificate Monthly Principal Due                                            $12,309,448.32
          (ii)   Certificate Principal Shortfall
Beginning Balance                                                                                $13,559.12
                                                                                   -------------------------
          (iii)   Total Certificate Principal Due                                            $12,323,007.44
                                                                                   -------------------------
          (iv)  Certificate Principal Paid                                                   $12,323,007.44
                                                                                   -------------------------
          (v) Certificate Principal Shortfall Ending
Balance                                                                                               $0.00
(C) Release to Seller                                                                         $1,307,297.79


                                               DISTRIBUTIONS SUMMARY

(A) Total Collections                                                                       $318,401,127.13
(B) Service Fee                                                                               $3,590,821.35
(C) Trustee Fees                                                                                  $5,500.00
(D) Class A1 Amount                                                                                   $0.00
(E) Class A2 Amount                                                                                   $0.00
(F) Class A3 Amount                                                                         $290,684,791.94
(G) Class A4 Amount                                                                           $8,622,309.00
(H) Amount Deposited into Reserve Account                                                             $0.00
(I) Certificateholders                                                                       $14,190,407.05
(J) Release to seller                                                                         $1,307,297.79
(K) Total amount distributed                                                                $318,401,127.13
(L) Amount of Draw from Reserve Account                                                                0.00


                                          PORTFOLIO AND SECURITY SUMMARY


XIV. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------                    ---------------------       -----------------------
  (A) Balances and Principal Factors                             Beginning of Period                 End of Period
                                                                 -------------------                 -------------
    (i)    Aggregate Balance of Notes                                $469,539,378.14               $192,214,748.55
    (ii)   Note Pool Factor                                                0.4457920                     0.1824933
    (iii)  Class A-1 Notes Balance                                              0.00                          0.00
    (iv)   Class A-1 Notes Pool Factor                                     0.0000000                     0.0000000
    (v)    Class A-2 Notes Balance                                              0.00                          0.00
    (vi)   Class A-2 Notes Pool Factor                                     0.0000000                     0.0000000
    (vii)  Class A-3 Notes Balance                                    340,269,378.14                 62,944,748.55
    (viii) Class A-3 Notes Pool Factor                                     0.8815269                     0.1630693
    (ix)  Class A-4 Notes Balance                                     129,270,000.00                129,270,000.00
    (x) Class A-4 Notes Pool Factor                                        1.0000000                     1.0000000
    (xi)   Certificates Balance                                        34,142,483.79                 21,833,035.47
    (xii)    Certificates Pool Factor                                      0.7302348                     0.4669620
    (xiii)   Total Principal Balance of Notes and Certificates       $503,681,861.93               $214,047,784.02
  (B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                        6.92%                         7.05%

    (ii)  Weighted Average Remaining Maturity (WAM)                     29.44 months                  19.85 months
    (iii) Remaining Number of Receivables                              64,346                        41,159
    (iv)  Portfolio Receivable Balance                        $503,681,861.93               $214,047,784.02
  (C) Outstanding Advance Amount                                  $219,313.34                     $9,250.47
  (D) Outstanding Payahead Balance                                $186,240.87                   $136,275.11


                                                SUMMARY OF ACCOUNTS

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
  (A) Beginning Reserve Account Balance                                                       $8,250,191.15
  (B) Draws                                                                                            0.00
    (i)   Draw for Servicing Fee                                                                       0.00
    (ii)  Draw for Interest                                                                            0.00
    (iii) Draw for Realized Losses                                                                     0.00
  (C) Excess Interest Deposited into the Reserve                                                       0.00
Account
  (D) Reserve Account Balance Prior to Release                                                 8,250,191.15
  (E) Reserve Account Required Amount                                                          8,250,191.15
  (F) Final Reserve Account Required Amount                                                    8,250,191.15
  (G) Excess Reserve Account Amount                                                                    0.00
  (H) Ending Reserve Account Balance                                                           8,250,191.15

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
  (A) Beginning Yield Supplement Account Balance                                               6,671,185.97
  (B) Investment Earnings                                                                         66,080.91
  (C) Investment Earnings Withdraw                                                                66,080.91
  (D) Additional Yield Supplement Amounts                                                              0.00
  (E) Yield Supplement Deposit Amount                                                          4,864,436.15
                                                                                   -------------------------
  (F) Ending Yield Supplement Account Balance                                                  1,806,749.82

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
  (A) Liquidated Contracts
    (i)   Liquidation Proceeds                                                                  $551,098.75
    (ii) Recoveries on Previously Liquidated Contracts                                         1,285,216.08
  (B) Aggregate Net Losses for Collection Period                                                 964,421.56
  (C) Net Loss Rate for Collection Period (annualized)                                                0.27%
  (D) Cumulative Net Losses for all Periods                                                    3,685,080.54


  (E) Delinquent Receivables                                  # Units           Dollar Amount
                                                              -------           -------------
    (i)  31-60 Days Delinquent                             1,127   2.74%        $7,027,813.94                      3.28%
    (ii)  61-90 Days Delinquent                              270   0.66%        $1,776,224.99                      0.83%
    (ii) 91 Days or More Delinquent                           35   0.09%          $242,665.89                      0.11%

XVIII. REPOSSESSION ACTIVITY
----------------------------
                                                              # Units           Dollar Amount
                                                              -------           -------------
  (A) Vehicles Repossessed During Collection Period           18   0.04%          $139,682.45                      0.07%
  (B) Total Accumulated Repossessed Vehicles in
Inventory                                                     39   0.09%          $252,608.25                      0.12%



XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
  (A) Ratio of Net Losses to the Pool Balance as of

Each Collection Period
    (i) Second Preceding Collection Period                                                            0.25%
    (ii) Preceding Collection Period                                                                  0.30%
    (iii) Current Collection Period                                                                   0.37%
    (iv) Three Month Average (Avg(i,ii,iii))                                                          0.31%
  (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the
Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                                                            0.99%
    (ii) Preceding Collection Period                                                                  0.89%
    (iii) Current Collection Period                                                                   0.84%
    (iv) Three Month Average (Avg(i,ii,iii))                                                          0.90%


  (C) Loss and Delinquency Trigger Indicator                                           Trigger was not hit.



I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.


By:
/s/ John I. Weisickle
John I. Weisickle, Vice President